Second Quarter 2022 Financial Results Diodes Incorporated (DIOD) August 4, 2022 Exhibit 99.1

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the third quarter of 2022, we expect revenue to be approximately $521 million plus or minus 3 percent; we expect GAAP gross margin to be 41.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 20.5 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest expense to be approximately $3.0 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the third quarter are anticipated to be approximately 46.2 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the LSC acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on August 4, 2022 titled, “Diodes Incorporated Reports Record Second Quarter Fiscal 2022 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrial, and automotive markets DIOD Stock Symbol 63 Years in business 30 Consecutive years of profitability 32 Number of locations worldwide ~9000 Number of employees 58Bn Number of units shipped in 2021 >29K Number of products >50K Number of customers >50 Number of distributors 1.93Bn 12 month trailing revenue as of June 2022

Record Second Quarter 2022 Financials Revenue - a record $501 million; increasing 13.7% year-over and 3.9% sequentially GAAP gross profit - a record $206.5 million; increasing 29.2% year-over-year and 5% sequentially GAAP gross profit margin - a record 41.2%; increasing 490bp year-over-year and 40bp sequentially GAAP net income – a record $80.2 million, or $1.75 per diluted share, improving 43.4% year-over-year and a 10.1% increase sequentially Non-GAAP net income - a record $86.9 million, or $1.90 per diluted share, improving 58.3% year-over-year and 8.6% sequentially EBITDA  $130.4 million, or 26% of revenue Achieved cash flow from operations of $85.0 million and $45.5 million of free cash flow, including $39.6 million of capital expenditures. Net cash flow was a positive $1.5 million including capital expenditures and additional borrowings of $35.1 million related to the purchase of the onsemi wafer fabrication facility

Delivering Shareholder Value Gross margin improved 490bp year-over-year to 41.2%; the 2nd consecutive quarter above target model of 40% 2Q’22 represented 6th consecutive quarter of record revenue, gross profit and earnings despite the COVID-related quarantine in China and Taiwan that constrained production Achieved record revenue in the Automotive, Industrial, Consumer and Communications; Pericom products achieved 7th consecutive quarter of record revenue Automotive and Industrial combined totaled 41% of revenue, which exceeds 2025 target of 40% Adjusted earnings per share grew 58% year over year

Targeted Market Segment Distribution Goal Automotive (8 consecutive quarters of growth) Connected driving, comfort/style/safety, electrification/powertrain Industrial (5 consecutive quarters of growth) Embedded systems and precision controls Consumer IoT: wearables, home automation, smart infrastructure Communications Smartphones: advanced protocols and charging Computing Cloud computing: server, storage, data centers ~60% of revenue ~40% of revenue (41% for 2Q2022) (59% for 2Q2022)

Expanding Profitability Growth

Consistent Quarterly Performance

Driving Significant Earnings Leverage

On-Track to Achieve Longer Term Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025 Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B by 2025

Revenue Profile for Second Quarter 2022 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Europe Americas 19% 16% 24% 27% 14% 71% 29% 74% 14% 12%

Income Statement – Second Quarter 2022 Record Performance ($ in millions, except per share amounts) 2Q21 1Q22 2Q22 Net sales 440.4 482.1 501.0 Gross profit (GAAP) 159.8 196.7 206.5 Gross profit margin % (GAAP) 36.3% 40.8% 41.2% Net income (GAAP) 55.4 72.7 80.2 Net income (non-GAAP) 54.6 80.3 86.9 Diluted EPS (non-GAAP) 1.20 1.75 1.90 Cash flow from operations 93.9 72.3 85.0 EBITDA (non-GAAP) 99.4 118.2 130.4

Balance Sheet ($ in millions) Dec 31, 2020 Dec 31, 2021 June 30, 2022 Cash plus short-term investments 327 373 316 Inventory 307 349 371 Current Assets 1,024 1,188 1,215 Total Assets 1,980 2,194 2,285 Total Debt (L/T, S/T, Line of Credit) 451 301 265 Total Liabilities 963 892 868 Total Equity 1,016 1,303 1,417

Revenue to be ~$521 million, +/- 3.0% Order demand and backlog remains very strong going into the third quarter GAAP gross margin of 41.5%, +/- 1% on a consolidated basis Non-GAAP operating expenses 20.5% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest expense of ~$3.0 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS approximately 46.2 million Purchase accounting adjustments related to amortization of acquisitions-related intangible assets of $3.2 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on May 4, 2022 Third Quarter 2022 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Increased focus on high-margin Automotive, Industrial and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging

Reconciliation of Net Income to Adjusted Net Income Note: Included in GAAP and non-GAAP net income was approximately $6.8 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.15 per share. For the three months ended June 30, 2022: (in thousands, except per share data) (unaudited)

GAAP to Non-GAAP Reconciliation For the three months ended June 30, 2022: (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $6.8 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.15 per share.